SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
April 1, 2014

AIR INDUSTRIES GROUP
___________________

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-29245	80-0948413
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

1479 North Clinton Avenue, Bay Shore, NY 11706
Address of principal executive offices

Registrant's telephone number: (631) 968-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17   CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On April, 1, 2014, Welding Metallurgy, Inc. (“WMI”), our wholly-owned subsidiary, entered into  a Stock Purchase Agreement dated as of April 1, 2014 (the “Stock Purchase Agreement”) with Vincent Conforti, Jr., Vincent Conforti, Sr. Revocable Living Trust Dated August 23, 1999, Nicholas Conforti, Christopher D. Conforti, Helene M. Saladino and Michelle M. Haberkorn, the shareholders of Woodbine Products, Inc. (the “Woodbine Shareholders”), to purchase all of the outstanding shares of Woodbine Products, Inc. (“Woodbine”), and consummated the purchase. The consideration for the purchase of the  Woodbine shares consisted of $2,400,000 in cash, of which $75,000 has been deposited in escrow to secure the indemnity obligations of the Woodbine Shareholders pursuant to the Stock Purchase Agreement, plus 30,000 restricted shares of our common stock.

Woodbine is a long established Long Island based manufacturer of aerospace components whose customers include major aircraft component suppliers.

In connection with the acquisition of Woodbine, we, our wholly-owned subsidiaries and Woodbine entered into the Third Amendment to the Amended and Restated Loan and Security Agreement with PNC Bank, N.A. (the “PNC Loan Agreement”) adding Woodbine as a borrower and increasing the Term Loan under the PNC Loan Agreement from $1,347,630.50 to $2,676,183.20, payable in thirty two (32) consecutive monthly principal installments, the first thirty one (31) of which shall be in the amount of $31,859.32 commencing on May 1, 2014, and continuing on the first day of each month thereafter, with a thirty second (32nd) and final payment of any unpaid balance of principal and interest payable on November 30, 2016.

Item 3.02 Unregistered Sales of Equity Securities.

On April 1, 2014, we issued 30,000 shares of our common stock to the Woodbine Shareholders in connection with the acquisition of Woodbine. The issuance and sale of the shares was exempt from registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Section 4(2) of the Securities Act. The certificates evidencing the shares were endorsed with a legend restricting their transfer except in accordance with the registration requirements of the Securities Act or an exemption therefrom.

Item 7.01 Regulation FD Disclosure.

On April 2, 2014, Air Industries Group issued a press release announcing that it had acquired all of the outstanding shares of Woodbine Products, Inc. A copy of the press release is filed as Exhibit 99.1.

 The information in Exhibit 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Stock Purchase Agreement dated as of April 1, 2014 by and among WMI and the shareholders of Woodbine Products, Inc.
10.2	Third Amendment to Amended and Restated Loan and Security Agreement with PNC Bank, N.A.
99.1	Text of press release issued by Air Industries Group.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2014

AIR INDUSTRIES GROUP

By:	/s/ Peter D. Rettaliata
Peter D. Rettaliata
President and Chief Executive Officer